December 23, 2003



                         THE DREYFUS FAMILY OF FUNDS

              Supplement to Statement of Additional Information



            The following information supplements and should be read in conjunction with the section of the Fund's Statement of Additional Information entitled "How to Buy Shares":

            Third parties may receive payments from Dreyfus in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.